               TABLE OF CONTENTS


Letter to Shareholders................................   1
Performance Results...................................   3
Performance Perspective...............................   4
Portfolio Management Review...........................   5
Portfolio of Investments..............................   7
Statement of Assets and Liabilities...................  21
Statement of Operations...............................  22
Statement of Changes in Net Assets....................  23
Financial Highlights..................................  24
Notes to Financial Statements.........................  26
Report of Independent Accountants.....................  29

HYM AR 1/96

                            LETTER TO SHAREHOLDERS




                                [PHOTO OF] DENNIS J. MCDONNELL AND DON G. POWELL
January 12, 1996

Dear Shareholder:
  The past twelve months have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended November 30, 1995.
  The year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time--not timing--that leads to investment success.

ECONOMIC OVERVIEW
  Although our nation's economy expanded at an unexpectedly robust pace during the third quarter, economic growth in general slowed considerably in 1995. This slowdown is largely due to the Federal Reserve Board's successful efforts to contain inflationary pressures through a series of short-term rate increases in 1994. However, mindful of recessionary pressures in a slower economic environment, the Fed reversed its trend of raising interest rates by lowering short-term rates twice during the year, most recently in December by one-quarter percent.
  Because the Fed's monetary initiatives had taken hold without driving the economy into a recession, the financial markets, particularly stocks, rallied through much of the year and even reached new market highs. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December 1994 to 6.22 percent at the end of November 1995, while its price rose more than 22 percent. Likewise, the yield on the Bond Buyer's Municipal Bond Index fell from 7.28 percent at the end of December to 5.74 percent at the end of November. Although municipal bond yields have declined, they are still offering competitive yields, particularly to those investors in higher tax brackets.

ECONOMIC OUTLOOK
  Although current economic data continue to send mixed signals, we anticipate the economy will grow at an annual rate of 2 to 3 percent through the first half of 1996 and inflation will run under 3 percent.
  Based upon a generally modest growth and low inflation environment, we believe the outlook for fixed-income markets, including municipal bonds, is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of expected low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.
  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking a high level of current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment.

                                       1
                                                          Continued on page two

  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

[SIGNATURE OF]                             [SIGNATURE OF]
Don G. Powell                              Dennis J. McDonnell
Chairman                                   President
Van Kampen American Capital                Van Kampen American Capital
Asset Management, Inc.                     Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1995


             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 One-year total return based on NAV1.................   14.65%   13.89%   13.79%
 One-year total return2..............................    9.22%    9.89%   12.79%
 Five-year average annual total return2..............    7.43%      N/A      N/A
 Life-of-Fund average annual total return2...........    6.94%    6.17%    5.80%
 Commencement Date................................... 01/02/86 07/20/92 12/10/93

 DISTRIBUTION RATES AND YIELD
 Distribution Rate3..................................    6.26%    5.82%    5.83%
 Taxable Equivalent Distribution Rate4...............    9.78%    9.09%    9.11%
 SEC Yield5..........................................    5.74%    5.29%    5.30%

N/A = Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

3Distribution Rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

4Taxable equivalent calculations reflect a federal income tax rate of 36%.

5SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:
  . Illustrate the general market environment in which your investments are being managed
  . Reflect the impact of favorable market trends or difficult market condi-tions
  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured
  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an in-vestor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    [GRAPH CHART OF] GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT [APPEARS HERE] Van Kampen American Capital High Yield Municipal Fund vs. Lehman
    Brothers Municipal Bond Index
    (January 1986 through November 1995)

    [FUND'S TOTAL RETURN
     1 YEAR AVG. ANNUAL = 9.22%
     5 YEAR AVG. ANNUAL = 7.43%
     INCEPTION AVG. ANNUAL = 6.94%

     _____ VKAC HIGH YIELD MUNICIPAL FUND  NOV 1995 __ $19,447

     - - - LEHMAN BROTHERS MUNICIPAL BOND INDEX  NOV 1995 -- $23,973]

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended November 30, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

The following is an interview with the management team of Van Kampen American Capital High Yield Municipal Fund. The team is led by Wayne D. Godlin, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments.

 Q WHAT MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE
   DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1995?


 A While 1994 was generally a down year for the bond markets, municipal bonds experienced a significant rally in 1995. The rally began early in the year as the financial markets anticipated an interest rate cut by the Federal Re-serve Board and remained strong throughout the reporting period. As interest rates declined, bond values increased (bond yields and prices move in opposite directions) resulting in good performance for the municipal market.
  The overall supply and demand relationship has also remained positive for this market. The availability of municipal bonds (supply) has remained fairly low, while demand remained relatively steady throughout the reporting period. However, more recently, demand has waned somewhat due in part to uncertainty about tax reform. We believe the general supply and demand ratio still favors the market and should continue to contribute to its overall price stability.

 Q HOW DID YOU POSITION THE FUND IN RESPONSE TO THE EVENTS OF THE PAST YEAR?

 A During the year, we did not reposition the Fund in any major way. Our fo-cus remained on maintaining a relatively stable net asset value, while de-
livering a competitive level of current income.
  In staying consistent with the Fund's long-term investment strategy, the portfolio maintained its weighting in non-rated municipal bond issues (approximately 72 percent) which helped to bolster the Fund's yield throughout the year. These securities tend to provide higher yields than investment grade bonds, while still meeting our stringent internal standards for credit quality.
  To help reduce overall risk, the portfolio remained widely diversified among many sectors and issues. Also, we maintained a focus on small- to mid-size issues, an area where we felt we could add the most value to our shareholders through research. Our extensive research capabilities help to identify the best values among these smaller issues. We continued to hold a significant amount of our holdings in health care and hospitals (currently about 20 percent), sectors in which our research abilities have proven especially strong. We also sought to balance the portfolio's risk from non-rated securities by holding a large number of them.
  The Fund's average weighted maturity remained in the 20-year range, and at the end of the reporting period its duration was within the 6- to 7-year range we have maintained throughout the year (duration is a measure of how a bond will respond to changes in interest rates). By utilizing our disciplined management approach of a moderately short duration along with strict internal credit standards, we were able to provide shareholders with impressive long-term returns over the past year. Keep in mind that past performance is not necessarily indicative of future results.

[PIE CHART OF] PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF NET ASSETS AS OF NOVEMBER 30, 1995

--Other Net Assets 3%  Non-Rated 72%

--AAA 1%  --AA 3%  --A 2%  --BAA 12%  BA & LOWER 7%

 Q HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1995?

 A The Fund has maintained its record of consistently high performance. In fact, it earned Morningstar's highest five-star rating in its Municipal
Bond-National Category which contains a total of 240 funds. This five-star rating is for the period beginning November 30, 1990 through November 30, 1995. Morningstar is an independent company that reviews and assigns quality ratings to mutual funds.*
  Just as importantly, the Fund continued to provide investors with an attractive level of tax-free income. At its current annualized dividend level of $0.735 per share, the Fund provides shareholders with a tax-free distribution rate of 6.26 percent/3/ (Class A shares) as of November 30, 1995. At this distribution rate, the Fund provides shareholders in the 36 percent federal income tax bracket with a yield equivalent to a taxable investment earning 9.78 percent/4/.
  Overall, for the twelve months ended November 30, 1995, the Fund's total return was 14.65 percent/1/ (for Class A shares based on net asset value). By comparison, the Lehman Brothers Municipal Bond Index earned a total return of
18.90 percent over the same one-year period. The Index is a broad-based unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
  During the 1995 market rally, this Fund did not offer the dramatic upside potential that some of the other municipal bond funds with different objectives showed. That's because this Fund is designed to be less responsive to interest rate changes, and therefore should not react as strongly in a bull market. Nevertheless, the Fund's performance was strong. And our careful approach--intended to help reduce volatility--has consistently resulted in impressive long-term results throughout the markets' ups and downs. (Please refer to the chart on page three for additional Fund performance results.)

 Q WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET FOR THE NEXT YEAR AND MORE
   SPECIFICALLY, FOR THE FUND ITSELF?


 A Moving into 1996, we are looking forward to continued positive opportuni-ties in the municipal bond market and plan to maintain a focus on higher-
yielding, non-rated securities diversified among various municipal bond issuers to seek consistent overall performance.
  Going forward, interest rates should remain low, although we don't expect them to drop dramatically. However, with slow economic growth, low inflationary pressures, and low-to-slightly declining interest rates, the U.S. economic environment should continue to remain favorable for the municipal bond market.
  On the political front, talk of tax reform is likely to continue throughout the year, and promises to be one of the most important issues of the 1996 Presidential election. Given this, as various proposals come to the forefront, investors should expect short-term market fluctuations--as we saw during the debate over the U.S. health care system. We will keep a close watch over any new developments, and adjust the portfolio accordingly. We continue to believe municipal bonds are currently offering very attractive yields relative to Treasuries and will continue to represent attractive buying opportunities.

 Q DOES THE FUND REMAIN CLOSED TO NEW INVESTORS? WHY? AND, WILL IT REOPEN IN
   1996?

 A At the time of this report, the Fund remains closed. Briefly, that's due to the fact that this portfolio follows a "managed growth" policy. That means we carefully monitor cash flow into the Fund, making sure that the mar-ket's current supply and demand balance will allow us to effectively invest the assets to achieve the Fund's objectives. When there appears to be more cash coming in than we can effectively invest, it is in the best interest of current shareholders to temporarily close the Fund.
  However, we may consider reopening the Fund to new investors for a brief time early in January 1996. Of course, current shareholders may add to their investments at any time.

[SIGNATURE OF]                         [SIGNATURE OF]
Peter W. Hegel                         Wayne D. Godlin
Executive Vice President               Portfolio Manager
Fixed Income Investments

*This five-star rating is a composite rating. The ratings for the 3 and 5 year periods are also five stars. Morningstar is an independent mutual fund performance monitor. Its rating of one star (lowest) and five stars (highest) is based on a fund's historic risk/reward ratio compared with similar funds for 3, 5 and 10 year periods including all sales charges and fees. 10% of the funds in an asset class receive a five star rating. Fund performance is relative to the 3-month treasury bill monthly return.

                                       6
                                            Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
         MUNICIPAL BONDS 97.0%
         EDUCATION 1.7%
 $ 2,660 Montgomery County, Pennsylvania,
         Industrial Development Authority
         Rev., 1st Mtg. (Meadowood Corp.
         Project).........................    7.750% 09/01/14 $  2,833,405
   5,000 New Hampshire, Higher Education &
         Health (Daniel Webster College
         Issue)...........................    7.625  07/01/16    5,153,250
   1,000 New Jersey, State Educational
         Facilities, Series A.............    7.250  07/01/25    1,026,720
   1,500 New York City, New York,
         Industrial Development Agency,
         Marymount-Manhattan College......    7.000  07/01/23    1,586,745
     645 Pennsylvania, State Higher
         Educational Facilities Authority,
         College and University Rev.,
         (College of Science &
         Agriculture).....................    6.900  04/01/14      671,510
   1,000 Pennsylvania, State Higher
         Educational Facilities Authority,
         College and University Rev.,
         (College of Science &
         Agriculture).....................    7.000  04/01/22    1,037,090
   1,000 Vermont, Educational & Health
         Buildings Finance Authority......    7.150  04/15/14    1,078,790
                                                              ------------
                                                                13,387,510
                                                              ------------
         GENERAL OBLIGATIONS 6.6%
   1,000 Arrowhead Metropolitan District,
         Colorado.........................    8.125  12/01/11    1,071,120
   2,000 Beaver Creek Metropolitan
         District, Colorado...............    9.250  12/01/05    2,128,180
   1,060 Berry Creek Metropolitan
         District, Colorado, Refunding....    7.300  12/01/12    1,101,075
   1,000 Brush Creek Village, Colorado,
         Water District...................    8.875  11/15/09    1,217,280
   6,205 California State, Veterans Bonds.    7.375  04/01/19    6,336,732
   1,250 Cordillera Metropolitan District,
         Colorado, Eagle County...........    8.250  12/01/13    1,360,662
   1,650 Dove Valley Metropolitan
         District, Arapahoe County,
         Colorado.........................    9.500  12/01/08    1,719,432
   4,000 Fairlake Metropolitan District,
         City & County of Denver,
         Colorado,
         Series 1991......................    9.625  12/01/10    4,730,280
   2,000 Greenwood Metropolitan District,
         Colorado.........................    7.300  12/01/06    2,132,780
   1,500 Greenwood South Metropolitan,
         Colorado.........................    7.250  12/01/06    1,613,910
   2,000 Illinois, Development Finance
         Authority, (Debt Restructure,
         East St. Louis)..................    7.375  11/15/11    2,184,240
   1,000 Landmark Metropolitan District,
         Colorado.........................    8.750  12/01/05    1,014,360
   1,500 Michigan State, Strategic Fund
         (Great Lakes Pulp & Fiber
         Project).........................   10.250  12/01/16    1,618,905
   3,000 Mountain Village Metropolitan
         District, San Miguel County,
         Colorado,
         Pre-refunded, 12/01/98...........   11.000  12/01/07    3,635,250
   2,000 New York City, New York, Series
         C................................    7.200  08/15/13    2,126,200
   2,000 New York City, New York, Series
         C................................    7.200  08/15/15    2,121,240
     500 Panorama Metropolitan District,
         Colorado, Series B...............    9.000  12/01/09      535,125
     265 Panorama Metropolitan District,
         Colorado.........................    9.500  12/01/05      274,691
   2,155 Section 14 Metropolitan District,
         Jefferson County, Colorado.......    9.000  12/01/09    2,585,440
     146 Skyland Metropolitan District,
         Colorado.........................     *     12/01/08      102,550
   1,500 Southtech Metropolitan District,
         Colorado, Refunding..............    6.875  12/01/11    1,575,930
   2,175 Southtech Metropolitan District,
         Colorado, Refunding..............    9.500  12/01/11    2,424,473
     660 Superior Metropolitan District
         No. 2, Colorado, Refunding,
         Series A.........................    7.250  12/01/02      690,512
     840 Superior Metropolitan District
         No. 2, Colorado, Refunding,
         Series A.........................    7.750  12/01/13      899,774
   1,210 University of the Virgin Islands,
         Public Finance Authority, Series
         A................................    7.500  10/01/09    1,308,797
   1,965 University of the Virgin Islands,
         Public Finance Authority, Series
         A................................    7.650  10/01/14    2,122,672
   3,000 Virgin Islands, Public Finance
         Authority........................    7.250  10/01/18    3,200,970
                                                              ------------
                                                                51,832,580
                                                              ------------
         HEALTH CARE 3.9%
     750 Chisago City, Minnesota, Health
         Facilities.......................    7.300  07/01/25      755,760
   1,000 Colorado Health Facilities
         Authority Rev., Cleo Wallace
         Center Project...................    7.000  08/01/15    1,040,710

                                       7
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $   400 Colorado, Health Facilities
         Authority Rev., Mile High
         Transplant Bank..................   8.500%  06/01/07 $    421,756
   2,000 Colorado, Health Facilities
         Authority Rev., Refunding (Shalom
         Park Project)....................   7.250   12/15/25    2,046,260
   1,650 Colorado, Health Facilities
         Authority Rev., Refunding (Shalom
         Park Project)....................   7.125   12/15/17    1,690,177
   1,225 Connecticut State, Development
         Authority, Health Care Rev.
         (Independent Living Project)
         Series B.........................   8.000   07/01/17    1,293,637
   2,415 Connecticut State, Development
         Authority Rev., 1st Mtg.
         (Connecticut Baptist Homes, Inc.
         Project).........................   8.750   09/01/12    2,624,356
   1,500 Connecticut State, Development
         Authority Rev., 1st Mtg.
         (Connecticut Baptist Homes, Inc.
         Project).........................   9.000   09/01/22    1,645,515
   1,950 Connecticut State, Development
         Authority Rev. (Jerome Home
         Project).........................   8.000   11/01/19    2,041,084
   1,350 Doylestown, Pennsylvania,
         Hospital Authority Rev. (Pine
         Run) Series A....................   7.200   07/01/23    1,399,963
   1,000 Idaho, Health Facilities
         Authority, Rev. (Bannock Regional
         Medical Center Project)..........   6.375   05/01/17    1,003,340
   2,470 Illinois, Development Finance
         Authority, Health Facilities.....   7.125   03/01/10    2,569,837
   1,500 Maine, Veterans Homes, Rev.......   7.750   10/01/20    1,518,285
   1,495 Massachusetts State, Health &
         Educational Facilities Authority,
         Rev. (Independent Living)........   8.100   07/01/18    1,576,283
   1,190 Massachusetts State, Industrial
         Finance Rev......................   7.100   11/15/18    1,202,626
   2,425 New Hampshire, Higher Educational
         & Health Care, Private Placement,
         purchased 09/01/93...............   7.250   09/01/23    2,458,416
     560 Valparaiso, Indiana, Economic
         Development Rev..................   7.300   01/01/02      606,094
     980 Valparaiso, Indiana, Economic
         Development Rev..................   7.500   01/01/07    1,071,493
   1,405 Valparaiso, Indiana, Economic
         Development Rev..................   7.750   01/01/12    1,539,683
   2,045 Valparaiso, Indiana, Economic
         Development Rev..................   8.000   01/01/17    2,246,044
                                                              ------------
                                                                30,751,319
                                                              ------------
         HOSPITALS 15.9%
   1,945 Allegheny County, Pennsylvania,
         Hospital Development Authority
         Rev..............................   7.500   02/01/10    1,999,499
   3,120 Allegheny County, Pennsylvania,
         Hospital Development Authority
         Rev..............................   7.875   02/01/20    3,234,442
   1,500 Athens County, Ohio, Hospital
         Facilities Rev. (O'Bleness
         Memorial Hospital Project).......   7.100   11/15/23    1,481,970
   1,500 Bay County, Florida, Hospital
         Systems Rev......................   8.000   10/01/12    1,672,740
     500 Bay County, Florida, Hospital
         Systems Rev......................   8.000   10/01/19      557,580
   1,085 Bell County, Texas, Health
         Facilities Development Corp.
         (King's Daughters Hospital) .....   9.250   07/01/08    1,210,784
   3,150 Clark County, Ohio, Hospital
         Improvement Rev., Refunding
         (Community Hospital) Series A....   9.375   04/01/08    3,271,243
   1,945 Clearfield, Pennsylvania,
         Hospital Authority Rev.
         (Clearfield Hospital Project)
         Series 1994......................   6.875   06/01/16    2,037,524
   2,500 Connecticut State, Health &
         Educational Facilities Rev.
         (Tolland County Health Care,
         Inc.) Series A...................   9.200   07/01/21    2,784,125
   3,000 Delaware State, Economic
         Development Authority Rev.
         (Osteopathic Hospital Association
         of Delaware) Series A............   6.900   01/01/18    2,917,080
     975 Delaware State, Economic
         Development Authority Rev.
         (Osteopathic Hospital Association
         of Delaware) Series A............   9.500   01/01/22    1,025,037
     400 Delaware State, Economic
         Development Rev. (Gilpin Hall
         Project).........................   7.375   07/01/15      415,764
   1,000 Delaware State, Economic
         Development Rev. (Gilpin Hall
         Project).........................   7.625   07/01/25    1,045,330
   1,000 Dickinson County, Michigan,
         Memorial Hospital................   8.000   11/01/14    1,059,690
   2,090 District of Columbia, Hospital,
         Series A ........................   7.125   08/15/19    2,111,255
   1,500 Glendale, California, Hospital
         Rev., Refunding (Glendale
         Memorial Hospital & Health)
         Series A.........................   9.000   11/01/17    1,609,935
   1,250 Illinois, Health Facilities
         Authority Rev. (St. Elizabeths
         Hospital)........................   7.625   07/01/10    1,324,425

                                       8
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                       Coupon  Maturity Market Value
---------------------------------------------------------------------------
    $ 1,500 Illinois, Health Facilities
            Authority Rev. (St. Elizabeths
            Hospital)......................    7.750% 07/01/16 $  1,580,700
      3,000 Illinois, Health Facilities
            Authority Rev., Series A.......    7.400  08/15/23    2,947,530
      2,645 Illinois, Health Facilities
            Authority Rev., Series A.......    6.750  08/15/23    2,526,530
      1,000 Jackson County, Oklahoma,
            Memorial Hospital Authority
            Rev. (Jackson Memorial
            Hospital)......................    9.000  08/01/15    1,099,110
 (/1/)1,500 Jackson Park Hospital
            Foundation, Chicago, Illinois
            (Jackson Park Hospital)........    9.000  03/01/05    1,239,375
        500 Leflore County, Oklahoma,
            Hospital Authority Improvement
            Rev............................    9.400  05/01/06      544,585
      3,305 Loves Park, Illinois, 1st Mtg.
            Rev. (Hossier Care Project)
            Series A.......................    9.750  08/01/19    3,583,645
      1,000 Lowndes County, Mississippi,
            Hospital Rev., Refunding
            (Golden Triangle Medical
            Center)........................    8.500  02/01/10    1,091,030
        460 Maine, Health & Higher
            Educational Facilities
            Authority Rev. (Franklin
            Memorial Hospital).............    9.875  07/01/13      514,257
      3,000 Massachusetts State, Health &
            Educational Facilities
            Authority Rev.,
            Series B (Milford-Whitinsville
            Regional Project)..............    7.750  07/15/17    3,065,670
        745 Massachusetts State, Health &
            Educational Facilities
            Authority Rev.
            (St. Annes Hospital) Series A..    9.250  07/01/05      742,556
      2,000 Massachusetts State, Health &
            Educational Facilities
            Authority Rev.
            (St. Annes Hospital) Series A..    9.375  07/01/14    2,002,840
        500 Massachusetts State, Industrial
            Finance Agency, Rev.
            (Atlanticare Medical Center)
            Series B.......................   10.125  11/01/14      560,255
        500 Michigan State, Hospital
            Financing Authority, Series A..    7.500  10/01/07      525,170
      1,500 Michigan State, Hospital
            Financing Authority, Series A..    8.100  10/01/13    1,597,470
      4,015 Michigan State, Hospital
            Finance Authority Rev.,
            Refunding (Saratoga Community
            Hospital)......................    8.750  06/01/10    4,439,466
      2,400 Michigan State, Hospital
            Finance Authority Rev.,
            Refunding (Gratiot Community
            Hospital) Series A.............    8.750  10/01/07    2,537,472
      2,000 Michigan State, Hospital
            Finance Authority Rev.,
            Refunding (Sinai Hospital).....    6.625  01/01/16    1,982,320
      1,075 Missouri State, Health &
            Educational Facilities
            (Bethesda Health Group, Inc.
            Project) Series A .............    7.500  08/15/12    1,119,537
      1,500 Missouri State, Health &
            Educational Facilities, Series
            A..............................    6.625  08/15/05    1,519,605
        805 Montgomery County, Texas,
            Health Facilities Development
            Corp., Hospital Mortgage Rev.
            (Woodlands Medical Center
            Project).......................    8.850  08/15/14      882,369
      2,000 New Hampshire, Higher
            Educational & Health Facility
            Authority, Hospital Rev. ......    7.500  06/01/05    2,230,240
      1,440 New Hampshire, Higher
            Educational & Health Facility
            Authority Hospital Rev.
            (Monadnock Community Hospital),
            Series 1990....................    9.125  10/01/20    1,644,365
      2,500 New Jersey, Health Care
            Facilities Authority Rev.
            (Raritan Bay Medical Center)...    7.250  07/01/14    2,645,625
      2,975 Newark-Wayne, New Jersey,
            Community Hospital, Rev.,
            Refunding & Improvement, Series
            A..............................    7.600  09/01/15    3,215,202
      1,500 Newton, Kansas, Hospital Rev.,
            Series A.......................    7.375  11/15/14    1,598,670
      1,000 Newton, Kansas, Hospital Rev.,
            Series A.......................    7.750  11/15/24    1,090,110
      1,250 Northeast Hospital, Texas,
            Rev., Series B.................    7.250  07/01/22    1,308,238
      2,000 Ohio State, Refunding, 1st Mtg.
            (Swifton Commons)..............    8.125  12/01/15    2,076,600
        750 Philadelphia, Pennsylvania,
            Hospitals & Higher Education
            Children's Seashore House,
            Series B.......................    7.000  08/15/12      789,810
      1,900 Philadelphia, Pennsylvania,
            Hospitals & Higher Education
            Facilities Authority, Hospital
            Rev. (Roxborough Memorial
            Hospital) Series 2.............    7.250  03/01/24    1,921,584
      1,025 Pinal County, Arizona,
            Industrial Development
            Authority (Casa Grande Regional
            Medical Center Project) Series
            A..............................    8.125  12/01/22    1,064,258

                                       9
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $   475 Pinal County, Arizona, Industrial
         Development Authority (Casa
         Grande Regional Medical Center
         Project) Series B................    8.125% 12/01/22 $    493,193
     695 Pinal County, Arizona, Industrial
         Development Authority (Casa
         Grande Regional Medical Center
         Project).........................    9.000  12/01/13      718,998
     500 Randolph County, West Virginia,
         Building Commission, Refunding &
         Improvement (Davis Memorial
         Hospital Project)................    7.650  11/01/21      541,360
   3,255 Rusk County, Texas, Health
         Facilities Corp., Hospital Rev.
         (Henderson Memorial Hospital
         Project).........................    7.750  04/01/13    3,477,284
   2,250 Sandusky County, Ohio, Hospital
         Facility Rev., Refunding
         (Memorial Hospital Project)......    7.750  12/01/09    2,250,000
   1,500 Scranton-Lackawana, Pennsylvania,
         Health & Welfare Authorities Rev.
         (Allied Services Rehabilitation
         Hospital) Series A...............    7.125  07/15/05    1,590,945
   3,000 Scranton-Lackawana, Pennsylvania,
         Health & Welfare Authorities Rev.
         (Allied Services Rehabilitation
         Hospital) Series A...............    7.375  07/15/08    3,195,330
     300 Scranton-Lackawana, Pennsylvania,
         Health & Welfare Authorities Rev.
         (Moses Taylor Hospital Project)
         Series B.........................    8.250  07/01/09      326,670
     400 Selma, Alabama, Special Care
         Facilities Financing Authority
         Hospital Rev. (Vaughan Regional
         Medical Center Project)..........    9.500  06/01/14      443,272
   3,000 Somerset County, Pennsylvania,
         Hospital Authority...............    7.500  03/01/17    3,125,160
   1,000 South Dakota State, Health and
         Educational Authority Rev. (Huron
         Regional Medical Center).........    7.000  04/01/10    1,021,990
   1,000 South Dakota State, Health and
         Educational Authority Rev. (Huron
         Regional Medical Center).........    7.250  04/01/20    1,040,420
   2,000 Southwestern Illinois,
         Development Authority, Medical
         Facilities Rev. (Andersen
         Hospital Project) Series A.......    7.000  08/15/12    2,077,540
   3,000 Tulsa, Oklahoma, Industrial
         Authority, Hospital Rev. (Tulsa
         Regional Medical Center).........    7.200  06/01/17    3,243,960
   1,335 Tyler, Texas, Health Facilities
         Development Corp. (East Texas
         Medical Center Regional Health)
         Series A.........................    6.625  11/01/11    1,374,997
     700 Vermont, Educational & Health
         Buildings Financing Agency Rev.
         (Northwestern Medical Center)....    9.750  09/01/18      783,167
   1,000 Warren County, Pennsylvania,
         Hospital Authority Rev. (Warren
         General Hospital Project) Series
         A................................    6.900  04/01/11    1,038,030
   2,000 Washington County, Pennsylvania,
         Hospital Authority Rev.
         (Canonsburg General Hospital
         Project).........................    7.350  06/01/13    1,911,180
     400 Wells County, Indiana, Hospital
         Authority Rev. (Caylor-Nickel
         Medical Center, Inc.)............    8.500  04/15/03      432,144
   3,600 Wells County, Indiana, Hospital
         Authority Rev. (Caylor-Nickel
         Medical Center, Inc.)............    8.750  04/15/12    4,085,424
     790 Weslaco, Texas, Health Facilities
         Development Corp., Hospital Rev.
         (Weslaco Health Facility)........   10.375  06/01/16      914,441
     300 Wilmington, Delaware, Hospital
         Rev. (Osteopathic Hospital,
         Association of Delaware/Riverside
         Hospital) Series A...............   10.000  10/01/03      352,518
     500 Wilmington, Delaware, Hospital
         Rev. (Osteopathic Hospital,
         Association of Delaware/Riverside
         Hospital) Series A...............   10.200  10/01/18      590,185
     795 Wisconsin, State Health &
         Educational Facilities Authority
         Rev. (Hess Memorial Hospital
         Association).....................    7.200  11/01/05      799,404
   2,000 Wisconsin, State Health &
         Educational Facilities Authority
         Rev. (Hess Memorial Hospital
         Association).....................    7.875  11/01/22    2,013,620
     500 Woodward, Oklahoma, Municipal
         Authority Hospital, Rev..........    8.250  11/01/09      512,795
     500 Woodward, Oklahoma, Municipal
         Authority Hospital, Rev..........    9.250  11/01/14      555,430
                                                              ------------
                                                               124,354,074
                                                              ------------

                                       10
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                      Coupon  Maturity Market Value
--------------------------------------------------------------------------
            HOUSING 12.7%
    $ 2,555 Albuquerque, New Mexico,
            Retirement Facilities Rev.,
            Refunding (La Vida Liena
            Project) Series A.............    8.850% 02/01/23 $  2,860,987
 (/1/)1,000 Atlanta, Georgia, Urban
            Residential Finance Authority,
            Multi-family Mtg. Rev.
            (Peachtree Apartments)........   10.500  12/01/10      930,580
      1,020 Austin, Minnesota, Multi-
            family Rev., Refunding (Cedars
            of Austin Project)............    7.500  04/01/17    1,049,325
      2,000 Austin, Minnesota, Multi-
            family Rev., Refunding (Cedars
            of Austin Project)............    7.500  04/01/18    2,050,000
      2,500 Berks County, Pennsylvania,
            Municipal Authority Rev.
            (Phoebe Berks Village, Inc.
            Project)......................    8.250  05/15/22    2,671,900
      1,605 Brevard County, Florida,
            Health Facilities Authority
            Rev...........................    7.375  11/15/04    1,685,298
      2,200 Brevard County, Florida,
            Health Facilities Authority
            Rev. (Courtenay Springs
            Village)......................    7.750  11/15/17    2,407,658
      1,955 Brooklyn Center, Minnesota,
            Multi-family, Series A........    7.400  12/01/15    1,981,881
      1,220 Brooklyn Center, Minnesota,
            Multi-family, Series A........    7.500  06/01/25    1,236,775
      1,500 Colorado, Health Facilities
            Authority Rev.................    9.000  01/01/25    1,620,195
        250 Harris County, Texas, Housing
            Finance Corp., Single Family
            Mtg. Rev......................    9.875  03/15/14      250,415
        300 Harris County, Texas, Housing
            Finance Corp., Single Family
            Mtg. Rev. Series 1983-A.......   10.125  07/15/03      300,678
      1,450 Harris County, Texas, Housing
            Finance Corp., Single Family
            Mtg. Rev. Series 1983-A.......   10.375  07/15/14    1,452,827
      3,505 Houston, Texas, Housing
            Finance Corp..................   10.375  12/15/13    3,554,771
      2,770 Iowa Finance Authority, Multi-
            family Rev., Refunding (Park
            West Project).................    8.000  10/01/23    2,877,060
      1,120 Jefferson County, Missouri,
            Industrial Development
            Authority, 1st Mtg. Rev.
            (Cedar Hills Retirement
            Village Project)..............   12.000  12/01/15    1,157,139
      1,250 Lebanon County, Pennsylvania,
            Health Facilities Authority
            Rev. (Church of Christ Homes
            Project)......................    7.000  10/01/14    1,284,812
      1,250 Lebanon County, Pennsylvania,
            Health Facilities Authority
            Rev. (Church of Christ Homes
            Project)......................    7.250  10/01/19    1,279,525
        690 Massachusetts, State
            Industrial, 1st Mtg...........    7.250  07/01/07      704,173
      1,410 Massachusetts, State
            Industrial, 1st Mtg...........    7.400  07/01/12    1,438,834
      1,530 Massachusetts, State
            Industrial, 1st Mtg...........    7.500  07/01/17    1,564,731
      1,950 Minneapolis, Minnesota, Health
            Care Facilities Authority
            Rev., Ebenezer Society
            Project, Series A.............    7.200  07/01/23    1,963,221
      3,780 Montgomery County,
            Pennsylvania, Industrial
            Development Authority, Rev.
            (Assisted Living Facilities)..    8.250  05/01/23    4,115,513
      3,040 New Brighton, Minnesota,
            Rental Housing Rev............    7.500  10/01/17    3,172,970
      4,535 New Hampshire, State Housing
            Finance Authority, Series A,
            FHA...........................    8.500  07/01/14    4,784,425
        910 New Hope, Minnesota, Multi-
            family Rev., Refunding
            (Broadway Lanel Project)......    7.750  09/01/07      945,263
      2,320 New Hope, Minnesota, Multi-
            family Rev., Refunding
            (Broadway Lanel Project)......    8.000  09/01/18    2,369,300
 (/2/)1,240 New Jersey Economic
            Development Authority, 1st
            Mtg. Gross Rev., Dover
            Residential Healthcare
            Facilities....................   13.375  11/01/14      869,265
      1,000 North Canton, Ohio, Health
            Care Facilities Rev.
            (Waterford at St. Luke
            Project)......................    8.625  11/15/21    1,085,970
      2,595 North Miami, Florida, Health
            Care Facilities Rev. (Imperial
            Club Project) Series A........    9.250  01/01/13    2,901,028
        960 North St. Paul, Minnesota,
            Multi-family, Refunding
            (Cottages North St. Paul).....    9.000  02/01/09    1,035,600
      2,220 North St. Paul, Minnesota,
            Multi-family, Refunding
            (Cottages North St. Paul).....    9.250  02/01/22    2,455,875

                                       11
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                      Coupon  Maturity Market Value
--------------------------------------------------------------------------
    $ 2,000 North Syracuse, New York,
            Housing Authority Rev. (Janus
            Park Project).................    8.000% 06/01/14 $  1,996,160
        995 Oklahoma Housing Finance
            Agency, Single Family, Class
            A, GNMA.......................    7.997  08/01/18    1,080,819
      2,705 Orange County, Florida,
            Housing Finance Authority Rev.
            (Hands, Inc. Project) Series
            A.............................    7.875  10/01/15    2,716,929
      2,035 Orange County, Florida,
            Housing Finance Authority Rev.
            (Hands, Inc. Project) Series
            A.............................    8.000  10/01/25    2,043,913
      6,000 Rhode Island, Housing &
            Mortgage, Series 1-B, FHA.....    8.400  10/01/22    6,376,140
      3,105 Richmond, California,
            Redevelopment Agency..........    7.500  09/01/23    3,167,100
        300 Richmond County, Georgia,
            Development Authority, Nursing
            Home Rev., Refunding (Beverly
            Enterprises, Inc., Georgia
            Project)......................    8.750  06/01/11      339,558
      6,000 Richmond, Virginia,
            Redevelopment & Housing
            Authority, Multi-family Mtg.
            Rev, Series A.................    8.750  12/15/21    6,054,240
      3,000 Ridgeland, Mississippi, Urban
            Renewal (The Orchard, Ltd.
            Project) Series A.............    7.750  12/01/15    3,147,180
      1,000 Santa Rosa, California
            (Fountaingrove Parkway
            Extension)....................    7.625  09/02/19    1,030,700
        750 Snowmass Village, Colorado,
            Multi-family, Refunding,
            Series A......................    8.000  09/01/14      761,138
      2,000 Spring Lake Park, Minnesota,
            Multi-family Rev., Refunding..    8.375  01/01/22    2,145,000
      4,000 St. Charles, Illinois, Multi-
            family Rev. (Wessel Court
            Project)......................    7.600  04/01/24    4,223,600
        465 Sunrise, Florida, Series 86
            (Sunshine Palms Adult
            Congregate Living Facility)...   10.750  12/01/16      478,197
      2,000 Telluride, Colorado, Housing
            Authority, Housing Rev.,
            Refunding (Shandoka Apartments
            Project)......................    7.875  06/01/17    2,090,720
      1,500 Telluride, Colorado, Housing
            Authority, Housing Rev.,
            Series 1991...................    9.100  06/01/01    1,691,385
                                                              ------------
                                                                99,400,773
                                                              ------------
            INDUSTRIAL DEVELOPMENT
            REVENUE 6.0%
        500 Casa Grande, Arizona,
            Industrial Development
            Authority, Refunding..........    8.250  12/01/15      525,080
 (/1/)2,915 Chandler, Arizona, Industrial
            Development Authority Rev.
            (Chandler Financial Center
            Project) Series 1986..........    9.875  12/01/16    2,477,750
        875 Chandler, Arizona, Industrial
            Development Authority Rev.
            (Sheraton Hotel Project),
            Variable Rate Note, coupon
            rate as of 11/30/95...........    7.500  12/01/15      877,380
        865 Fort Walton Beach, Florida,
            1st Mtg. (Shoney's Inn &
            Restaurant)...................   10.500  12/01/16      921,926
      1,560 Gulf Shores, Alabama Rev.
            (Quality Inn, Beachsiding
            Project)
            Series 1986...................   11.000  06/01/16    1,593,556
      1,945 Harrison, Ohio, Refunding
            (Harrison Avenue K Mart Corp.
            Project)
            Series A......................    8.125  12/01/02    2,042,075
      3,000 Hialeah Gardens, Florida
            (Waterford Convalescent)
            Series A......................    8.250  12/01/14    3,182,340
      1,500 Homestead, Florida (Brookwood
            Gardens Center Project) Series
            A.............................    8.250  12/01/14    1,639,425
      3,915 Lehigh County, Pennsylvania
            (Allentown Interstate Motel)..    8.000  08/01/12    4,172,529
      3,000 Luzerne County, Pennsylvania,
            Industrial Development
            Authority, Exempt Facilities
            Rev., Refunding (Pennsylvania
            Gas & Water Co. Project)
            Series A......................    7.200  10/01/17    3,205,590
      1,300 Marion County, Florida,
            Industrial Development
            Authority Rev. (Marion Ross
            Corp.)........................   11.875  08/01/11    1,315,795
        800 Minneapolis, Minnesota,
            Commercial Development Rev.
            (Holiday Inn Metrodome
            Project)......................   10.500  06/01/03      811,000
   (/1/)650 Minneapolis, Minnesota,
            Community Development Agency,
            Commercial Development Rev.
            (Standard Mill Whitney Hotel
            Project)......................   12.000  04/01/10      513,500
      1,000 New Jersey, Economic
            Development Authority, Series
            E (Borg Warner Corp.).........   11.200  08/01/04    1,061,320
      2,000 Philadelphia, Pennsylvania,
            Industrial Development Rev....    7.750  12/01/17    2,037,000
      1,000 Pittsylvania County, Virginia,
            Series A......................    7.450  01/01/09    1,066,000
        510 Pocahontas, Iowa
            (International Harvester Co.).   10.250  10/01/00      528,799

                                       12
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $ 4,505 Port of Corpus Christi, Texas
         (Valero Refining & Marketing
         Co.).............................   10.250% 06/01/17 $  4,982,755
     500 Port of Corpus Christi, Texas
         (Valero Refining & Marketing Co.)
         Series B.........................   10.625  06/01/08      554,590
   2,000 Port of New Orleans, Louisiana
         (Avondale Industries Inc.,
         Project).........................    8.250  06/01/04    2,193,060
   1,000 Port of New Orleans, Louisiana
         (Continental Grain Co.)..........   14.500  02/01/02    1,081,850
   3,000 Port of New Orleans, Louisiana
         (Continental Grain Co.)
         Refunding........................    7.500  07/01/13    3,109,560
   1,000 Port of New Orleans, Louisiana
         (Continental Grain Co.) Series A.   14.500  01/01/02    1,076,310
   1,340 Scott County, Tennessee (Fruehauf
         Corp.)...........................   10.750  01/01/09    1,430,530
   3,115 St. Charles, Illinois (Tri-City
         Center Project)..................    7.500  11/01/13    3,270,220
     750 Vincent, Alabama, Industrial
         Development Board (Shelby Motel
         Group, Inc. Project).............   10.500  09/01/16      743,715
                                                              ------------
                                                                46,413,655
                                                              ------------
         LIFE CARE 10.0%
   1,375 Atlantic Beach, Florida, Rev.,
         Series A.........................    7.500  10/01/02    1,442,801
   2,085 Atlantic Beach, Florida, Rev.,
         Series A.........................    7.875  10/01/08    2,248,235
   1,000 Chartiers Valley, Pennsylvania,
         Industrial & Commercial
         Development Authority (Ashbury
         Health Center Project)...........    7.250  12/01/11    1,033,780
   2,000 Chartiers Valley, Pennsylvania,
         Industrial & Commercial
         Development Authority (Ashbury
         Health Center Project)...........    7.400  12/01/15    2,060,680
   1,000 Chartiers Valley, Pennsylvania,
         Industrial & Commercial
         Development Authority, Series A..    9.500  12/01/15    1,169,750
   1,150 Cumberland County, Pennsylvania,
         Muncipal Authority Rev., 1st Mtg.
         (Carlisle Hospital & Health).....    6.800  11/15/14    1,185,788
     500 Fayetteville, Arkansas, Public
         Facilities Board Rev.
         (Butterfield Trail Village
         Project) Series B................    9.500  09/01/14      550,795
   1,350 Hanover Park, Illinois, 1st Mtg.
         Rev. (Windsor Park Manor
         Project).........................    9.500  12/01/14    1,465,209
   1,475 Illinois, Health Facilities
         Authority Rev. Covenant
         Retirement Communities, Series A.    7.600  12/01/12    1,566,730
   1,000 Illinois, Health Facilities
         Authority Rev. Fairview Obligated
         Group Project, Series A..........    9.500  10/01/22    1,100,000
   1,700 Illinois, Health Facilities
         Authority Rev., Series B.........    8.000  02/15/25    1,721,726
   5,000 Massachusetts, State Industrial
         Finance Agency Rev...............    9.000  05/01/22    5,578,350
     500 Massachusetts, State Industrial
         Finance Agency Rev. (Dimmock
         Community Health Center).........    8.000  12/01/06      533,965
   1,000 Massachusetts, State Industrial
         Finance Agency Rev. (Dimmock
         Community Health Center).........    8.500  12/01/13    1,103,170
   3,000 Massachusetts, State Industrial
         Finance Agency Rev. (Dimmock
         Community Health Center).........    8.500  12/01/20    3,300,210
     785 Massachusetts, State Industrial
         Finance Agency Rev. (Evergreen
         Center, Inc.)....................    8.000  11/01/06      844,165
   1,230 Massachusetts, State Industrial
         Finance Agency Rev. (Evergreen
         Center, Inc.)....................    8.375  11/01/13    1,366,862
   2,165 Massachusetts, State Industrial
         Finance Agency Rev. (Evergreen
         Center, Inc.)....................    8.500  11/01/20    2,447,446
   1,000 Massachusetts, State Industrial
         Finance Agency Rev., 1st Mtg.,
         Brookhaven Community, Series A...    7.000  01/01/15    1,000,000
     500 Massachusetts, State Industrial
         Finance Agency Rev., 1st Mtg.,
         Brookhaven Community.............   10.250  01/01/18      574,960
      35 Massachusetts, State Industrial
         Finance Agency Rev., 1st Mtg.,
         Pioneer Valley...................    7.000  10/01/01       35,519
     500 Massachusetts, State Industrial
         Finance Agency Rev., 1st Mtg.,
         Pioneer Valley...................    7.000  10/01/20      500,000

                                       13
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                      Coupon  Maturity Market Value
--------------------------------------------------------------------------
    $ 3,000 Massachusetts, State
            Industrial Finance Agency
            Rev., 1st Mtg. Reeds Landing
            Project.......................    8.625% 10/01/23 $  3,177,210
        510 Massachusetts, State
            Industrial Finance Agency Rev.
            (Hillcrest Educational
            Centers, Inc. Project)........    7.500  07/01/00      514,258
        740 Massachusetts, State
            Industrial Finance Agency Rev.
            (Hillcrest Educational
            Centers, Inc. Project)........    8.000  07/01/05      754,778
      2,750 Massachusetts, State
            Industrial Finance Agency Rev.
            (Hillcrest Educational
            Centers, Inc. Project)........    8.450  07/01/18    2,834,232
        500 Montgomery County,
            Pennsylvania, Higher Education
            & Health Authority Rev.,
            Retirement Community (GDL
            Farms) Series A...............    9.500  01/01/20      604,430
      2,500 Montgomery County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Meadowood Corp.
            Project)......................   10.250  12/01/20    3,201,000
      1,550 Montgomery County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Meadowood Corp.
            Project) Series A.............    9.250  12/01/00    1,684,896
      2,025 Montgomery County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Meadowood Corp.
            Project) Series A.............   10.000  12/01/19    2,570,251
      2,250 New Jersey, Economic
            Development Authority, 1st
            Mtg. Gross Rev. Franciscan
            Oaks Project, Series A........    8.500  10/01/23    2,454,818
      1,000 New Jersey, Economic
            Development Authority Rev.,
            1st. Mtg. (The Evergreens)....    9.250  10/01/22    1,131,170
        500 New Jersey, Economic
            Development, Series A.........    8.500  01/01/10      540,270
      1,000 New Jersey, Economic
            Development, Series A.........    9.250  01/01/25    1,083,910
        750 North Hampton County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Kirkland Village
            Project)......................    7.375  12/15/18      756,435
        750 North Hampton County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            1st Mtg. (Kirkland Village
            Project)......................    7.500  12/15/23      756,210
      3,400 Palm Beach County, Florida,
            Health Facilities Authority
            Rev., Refunding (Waterford
            Project)......................    7.750  10/01/15    3,500,062
 (/1/)1,044 Peoria, Arizona, Industrial
            Development Authority (Sierra
            Winds Life Care Community
            Project)......................   10.750  11/01/17      772,351
      1,500 Philadelphia, Pennsylvania,
            Industrial Development
            Authority Rev. (Cathedral
            Village)......................    7.250  04/01/15    1,593,810
      1,000 Philadelphia, Pennsylvania,
            Industrial Development
            Authority Rev. (Lutheran
            Retirement Home), Series B....    5.000  01/01/17      743,970
      1,370 Plantation, Florida, Health
            Facilities Authority Rev.
            (Covenant Retirement
            Communities, Inc.)............    7.625  12/01/12    1,485,628
        750 Plantation, Florida, Health
            Facilities Authority Rev.
            (Covenant Retirement
            Communities, Inc.)............    7.750  12/01/22      812,100
      4,000 Riverside County, California,
            Refunding (Air Force Village
            West, Inc.) Series A..........    8.125  06/15/20    4,160,000
        700 Salem, Oregon, Hospital
            Facility Authority Rev........    7.250  12/01/15      734,076
      1,500 Salem, Oregon, Hospital
            Facility Authority Rev........    7.500  12/01/24    1,583,985
      1,035 Scottsdale, Arizona,
            Industrial Development
            Authority Rev., Series A......    8.000  06/01/11    1,133,387
      2,000 Scottsdale, Arizona,
            Industrial Development
            Authority Rev., Series A......    8.250  06/01/15    2,202,480
      2,540 Scottsdale, Arizona,
            Industrial Development
            Authority Rev., 1st Mtg.
            (Westminister Village)........   10.000  06/01/17    2,833,141
        500 St. John's County, Florida,
            Industrial Development
            Authority, Refunding (Vicars
            Landing Project) Series A.....    6.750  02/15/12      502,495
      1,400 Tempe, Arizona, Industrial
            Development Authority Rev.
            (Friendship Village Temple)
            Series A......................    6.750  12/01/13    1,413,160
                                                              ------------
                                                                78,364,654
                                                              ------------

                                       14
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
         MISCELLANEOUS 4.5%
 $ 1,800 Brea & Olinda, California,
         University School District,
         Certificate of Participation
         (High School Refunding Program)
         Series B.........................    7.000% 08/01/18 $  1,858,716
     500 Clay Road, Texas, Municipal
         Utilities District...............    7.625  09/01/11      543,310
   3,510 Denver, Colorado, City and
         County, Series A, GNMA...........    8.125  12/01/20    3,683,569
   1,055 Denver, Colorado, Rev. (Jewish
         Community Centers Project).......    7.375  03/01/09    1,136,689
   1,130 Denver, Colorado, Rev. (Jewish
         Community Centers Project).......    7.500  03/01/14    1,211,699
     815 Denver, Colorado, Rev. (Jewish
         Community Centers Project).......    7.875  03/01/19      880,257
   3,500 District of Columbia, Rev.
         (National Public Radio) Series A.    7.700  01/01/23    3,834,075
   2,910 Fresno, California, Certificates
         of Participation.................    8.500  05/01/16    3,087,277
     500 Hopewell, Virginia, Industrial
         Development Authority, Resource
         Recovery Rev., Refunding (Stone
         Container Corp. Project).........    8.250  06/01/16      536,040
   2,500 Hyland Hills, Colorado,
         Metropolitan Park & Recreation
         District, Special Rev., Series A.    8.625  12/15/12    2,746,950
   4,000 Lake Charles, Louisiana, Harbor &
         Terminal Facilities Rev.
         (Trunkline Liquified Nautural Gas
         Co. Project).....................    7.750  08/15/22    4,521,640
   2,000 Maryland, State Energy Financing
         Administration, Rev..............    7.400  09/01/19    2,050,160
   3,770 Massachusetts, State Industrial
         Finance Agency Rev. (Lynn Mental
         Health Association Project)......    8.800  06/01/14    4,341,834
   1,000 South Orange County, California,
         Public Funding Authority Rev.,
         Series B.........................    7.000  09/01/07      974,910
     961 Texas General Services, Community
         Partner Interests (Office
         Building and Land Acquisition
         Project).........................    7.000  08/01/09      990,717
   1,091 Texas General Services, Community
         Partner Interests (Office
         Building and Land Acquisition
         Project).........................    7.000  08/01/19    1,125,014
   1,400 Texas General Services, Community
         Partner Interests (Office
         Building and Land Acquisition
         Project).........................    7.000  08/01/24    1,444,826
                                                              ------------
                                                                34,967,683
                                                              ------------
         NURSING HOMES 12.0%
     710 Albuquerque, New Mexico, Nursing
         Home Rev., Refunding (Albuquerque
         Health Care).....................    9.750  12/01/14      769,526
   2,000 Calvert County, Maryland,
         Economic Development.............    8.375  01/01/15    2,059,520
     500 Carmel, Indiana, Retirement
         Rental Housing Rev., Refunding
         (Beverly Enterprises, Inc.)......    8.750  12/01/08      568,125
     750 Charleston County, South
         Carolina, Health Facilities Rev.,
         Refunding, 1st Mtg. (Episcopal
         Project).........................    9.750  04/01/16      949,972
   1,500 Charleston County, South
         Carolina, Health Facilities Rev.,
         Refunding, 1st Mtg. (Roper
         Geriatric Center, Inc. Project)..    7.750  05/01/17    1,570,470
     190 Charlotte County, Florida,
         Industrial Development Authority,
         Refunding (Beverly Enterprises,
         Inc.)............................   10.000  06/01/11      221,950
   1,500 Chesterfield, Missouri,
         Industrial Development Authority
         Rev. (St. Andrews Episcopal-
         Presbyterian) Series A...........    8.500  12/01/19    1,628,130
   1,740 Collier County, Florida,
         Industrial Development Authority
         Rev., Retirement Rent Housing,
         Refunding (Beverly Enterprises,
         Inc.)............................   10.750  03/01/03    2,075,716
     585 Colorado, Health Facilities
         Authority Rev. (Beth Israel at
         Shalom, Park Project)............    7.400  12/15/07      634,760
     250 Colorado, Health Facilities
         Authority Rev. (Beth Israel at
         Shalom, Park Project)............    8.000  12/15/22      274,180
     925 Columbia County, Pennsylvania,
         Industrial Development Authority,
         Refunding (1st Street Association
         Project).........................    9.000  05/01/14    1,048,635
     980 Covington-Alleghany County,
         Virginia, Industrial Development
         Authority Rev., Refunding
         (Beverly Enterprises, Inc.
         Project).........................    9.375  09/01/01    1,116,563
   1,000 Cuyahoga County, Ohio, Health
         Care Facilities Rev. (Jennings
         Hall)............................    7.200  11/15/14    1,000,000
   1,500 Cuyahoga County, Ohio, Health
         Care Facilities Rev. (Jennings
         Hall)............................    7.300  11/15/23    1,491,075

                                       15
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                      Coupon  Maturity Market Value
--------------------------------------------------------------------------
    $ 2,800 Delaware State, Economic
            Development Authority,
            Refunding, 1st Mtg. (Dover
            Health Care)..................    7.875% 04/01/08 $  3,055,668
 (/1/)2,500 DeSoto, Texas, Health
            Facilities Development Corp.
            Rev. (Park Manor Senior Care,
            Inc. Project).................   11.000  12/01/16    2,500,000
        500 Fairfield, Ohio, Economic
            Development Rev., Refunding
            (Beverly Enterprises, Inc.)...    8.500  01/01/03      548,990
      1,000 Gardendale, Alabama, Hospital
            & Nursing Home Medical Clinic
            Board Rev., Series A..........   11.000  04/01/20    1,053,980
      1,000 Good Shepherd Nursing Home,
            Missouri, Nursing Home
            Facilities Rev................    7.625  07/01/15    1,028,700
      3,000 Good Shepherd Nursing Home,
            Missouri, Nursing Home
            Facilities Rev................    7.750  07/01/25    3,104,550
      1,185 Hernando County, Florida,
            Refunding (Beverly
            Enterprises, Inc.)............   10.000  09/01/11    1,390,135
      1,500 Indiana, Health Facilities
            Authority (St. Anthony Home)..    7.000  05/15/17    1,517,265
      1,000 Indiana, Health Facilities
            Authority (St. Anthony Home)..    7.250  05/15/24    1,025,940
      2,905 Jefferson County, Missouri,
            Industrial Development
            Authority Rev., 1st Mtg.
            (Cedar Hills Retirement
            Village Project) Series A.....    8.250  12/01/15    2,905,000
        250 Lee County, Florida,
            Industrial Development
            Authority, Economic
            Development Rev., Refunding
            (Encore Nursing Center
            Partner)......................    8.125  12/01/07      272,987
        250 Lehigh County, Pennsylvania,
            1st Mtg, (Bible Fellowship
            Project)......................    7.150  12/15/08      258,725
      2,315 Lehigh County, Pennsylvania,
            1st Mtg, (Bible Fellowship
            Project)......................    8.000  12/15/23    2,414,545
        690 Louisiana, Public Facilities
            Authority Rev., Refunding
            Industrial Development
            (Beverly Enterprises, Inc.)...    8.250  09/01/08      749,457
      2,000 Luzerne County, Pennsylvania,
            Industrial Development
            Authority, 1st Mtg. Rev.,
            Refunding (Birchwood Nursing
            Center Project) Series A......    7.875  12/01/13    2,178,440
      1,200 Maplewood, Minnesota, Health
            Care Facilities Rev., (VOA
            Care Centers Project).........    7.450  10/01/16    1,244,988
        800 Massachusetts, Industrial
            Finance Agency, Industrial
            Development Authority,
            Refunding (Beverly
            Enterprises, Inc.)............    8.375  05/01/09      886,648
      1,700 Massachusetts, State
            Industrial Finance Agency
            Rev., 1st Mtg.................    7.700  01/01/14    1,790,559
      1,005 Massachusetts, State
            Industrial Finance, Refunding,
            1st Mtg., Series A............    7.400  01/15/09    1,047,431
      2,000 Massachusetts, State
            Industrial Finance, Refunding,
            1st Mtg., Series A, Evanswood
            Bethzatha.....................    7.625  01/15/14    2,094,500
      1,000 Massachusetts, State
            Industrial Finance, Refunding,
            1st Mtg., Series A, Healthcare
            Corp Project..................    7.625  04/01/13    1,031,550
        395 McCormick County, South
            Carolina, Hospital Facilities
            Rev., Series 88 (McCormick
            Hospital).....................   10.500  03/01/18      417,981
      1,000 Minneapolis, Minnesota, Health
            Care Facilities Authority
            Rev., St. Olaf Residence, Inc.
            Project.......................    7.100  10/01/23    1,039,440
      3,595 Montgomery County,
            Pennsylvania, Industrial
            Development Authority Rev.,
            Health Care (Advanced
            Geriatric) Series A...........    8.375  07/01/23    3,989,803
        910 Montgomery County,
            Pennsylvania (Pennsburg
            Nursing & Rehabilitation
            Center).......................    7.625  07/01/18      898,334
      2,200 Nevada, State Department
            Community Health Facilities,
            Rev., Refunding (Washoe
            Convalescent Center Project)..    8.125  06/01/03    2,329,536
      1,620 New Hampshire, Higher
            Education & Health Rev........    8.000  06/01/04    1,738,568
      2,000 New Hampshire, Higher
            Education & Health Rev........    9.000  06/01/14    2,280,020
      4,365 New Jersey, Economic
            Development Authority.........    7.500  07/01/20    4,521,878
        500 New Jersey, Economic
            Development Authority Rev.,
            Refunding, Burnt Tavern
            Convalescent, Series A........    9.000  11/15/13      557,760
        750 New Jersey, Economic
            Development Authority Rev.,
            Refunding, 1st Mtg., Delaire
            Nursing, Series A.............    8.750  11/01/10      814,178
        840 New Jersey, Economic
            Development Authority Rev.,
            Refunding, Stone Arch Nursing
            Home Project..................    8.750  12/01/10      929,468
        500 New Jersey, Economic
            Development Authority Rev.,
            Refunding, Zirbser-Greenbriar,
            Inc., Series A................    7.375  07/15/03      516,985

                                       16
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $   915 New Jersey, Economic Development
         Authority Rev., Refunding,
         Zirbser-Greenbriar, Inc., Series
         A................................    7.750% 07/15/08 $    957,795
     500 New Jersey, Economic Development
         Rev., Series A...................    8.000  01/01/09      521,290
   1,000 New Jersey, Economic Development
         Authority Rev., Refunding........    8.400  12/15/15    1,074,090
   1,000 New Jersey, Economic Development
         Authority Rev., Refunding (Green
         Acres Manor, Inc.) Series A......    8.250  01/01/17    1,050,040
     420 New Jersey, Economic Development
         Authority Rev., (United Methodist
         Homes) Series A..................    7.500  07/01/24      442,546
     500 Oakland County, Michigan,
         Economic Development (Pontiac
         Osteopathic Hospital Project)....    9.625  01/01/20      606,655
     465 Orange County, Florida,
         Industrial Development Authority
         Rev., Refunding (Beverly
         Enterprises, Inc.)...............    9.250  08/01/10      527,566
   2,000 Philadelphia, Pennsylvania
         (FFE/Maplewood)..................    8.000  01/01/14    2,140,360
   2,835 Philadelphia, Pennsylvania
         (FFE/Maplewood)..................    8.000  01/01/24    3,033,960
   1,170 Philadelphia, Pennsylvania,
         Industrial Development Authority
         Rev., 1st Mtg., (RHA/Care
         Pavilion Project)................   10.250  02/01/18    1,208,025
     500 San Antonio, Texas, Health
         Facilities Development Corp. Rev.
         (Encore Nursing Center Partner)..    8.250  12/01/19      558,790
     725 Santa Fe, New Mexico, Refunding
         (Casa Real Nursing Home).........    9.750  01/01/13      791,425
     250 Santa Rosa County, Florida,
         Industrial Development Authority
         Rev., 1st Mtg. (Sandy Ridge Care
         Center)..........................   10.500  04/01/16      254,303
     500 Sherman, Illinois (Villa Health
         Care) 1st Mtg., Series A.........    8.250  10/01/14      528,165
     500 Sherman, Illinois (Villa Health
         Care) 1st Mtg., Series A.........    8.500  10/01/24      529,000
     250 Smith County, Tennessee, Health
         and Educational Facilities
         (Healthcare Corporation Project)
         Refunding........................    7.000  04/01/08      256,435
     500 Smith County, Tennessee, Health
         and Educational Facilities
         (Healthcare Corporation Project)
         Refunding........................    7.400  04/01/13      509,820
     250 South Carolina, Jobs Economic
         Dev. Authority, Health Facilities
         Rev., 1st Mtg. (Lutheran Homes
         South Carolina Project)..........    7.750  10/01/12      273,295
     750 South Carolina, Jobs Economic
         Dev. Authority, Health Facilities
         Rev., 1st Mtg. (Lutheran Homes
         South Carolina Project)..........    8.000  10/01/22      817,013
     500 St. Louis, Missouri, Industrial
         Development Authority Rev., 1st
         Mtg. (Deaconess Manor
         Association).....................    7.500  06/01/16      486,265
     500 St. Louis, Missouri, Industrial
         Development Authority Rev., 1st
         Mtg. (Deaconess Manor
         Association).....................    7.500  06/01/23      493,130
   1,880 St. Paul, Minnesota, Housing &
         Redevelopment Authority,
         Commercial Development Rev.,
         Refunding (Beverly Enterprises,
         Inc.)............................    7.750  11/01/02    1,966,950
     470 Truth or Consequences, New
         Mexico, Nursing Home Rev.,
         Refunding & Improvement (Sierra
         Health Care).....................    9.750  12/01/14      509,405
   3,675 Valparaiso, Indiana, Economic
         Development Rev., Refunding, 1st
         Mtg. (Whispering Pines)..........    9.500  01/01/07    4,442,561
     250 Warren County, Pennsylvania,
         Industrial Development Authority
         Rev., Refunding (Beverly
         Enterprises, Inc.)...............    9.000  11/01/12      287,213
     250 Westmoreland County, Virginia,
         Industrial Development Authority,
         Health Facilities Rev., 1st Mtg.
         (Mary Washington Health Center)..    7.000  02/01/13      252,953
   1,500 Westmoreland County, Virginia,
         Industrial Development Authority,
         Health Facilities Rev., 1st Mtg.
         (Mary Washington Health Center)..    7.000  02/01/23    1,504,995
                                                              ------------
                                                                93,566,676
                                                              ------------
         POLLUTION CONTROL REVENUE 7.7%
   2,500 Baltimore County, Maryland
         (Bethlehem Steel Corp. Project),
         Series A.........................    7.500  06/01/15    2,629,850
     560 Baltimore County, Maryland
         (Bethlehem Steel Corp. Project),
         Series A.........................    7.550  06/01/17      583,906
   4,000 Beaver County, Pennsylvania,
         Industrial Development Authority
         Rev., Series A...................    7.750  05/01/20    4,222,880

                                       17
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $ 7,000 Beaver County, Pennsylvania,
         Industrial Development Authority
         Toledo Edison, Series A..........    7.625% 05/01/20 $  7,308,770
   2,500 Clairborne County, Mississippi
         (Middle South Energy)............    8.250  06/01/14    2,774,125
   1,500 Clairborne County, Mississippi
         (Middle South Energy)............    9.500  04/01/16    1,564,080
   5,575 Clairborne County, Mississippi
         (Middle South Energy)............    9.875  12/01/14    6,357,953
   3,700 Hodge, Louisiana, Utility Rev.
         (Stone Container) Series 1990....    9.000  03/01/10    4,029,818
   1,500 Illinois, Development Finance
         Authority (Illinois Power Co.
         Project) Refunding, Series A.....    8.300  04/01/17    1,628,535
     500 Montgomery County, Pennsylvania,
         Industrial Development Authority
         Rev., Refunding, 1st Mtg. (The
         Meadowood Corp.).................    7.000  12/01/10      497,250
   1,500 Montgomery County, Pennsylvania,
         Industrial Development Authority
         Rev., Refunding, 1st Mtg. (The
         Meadowood Corp.).................    7.250  12/01/15    1,501,185
   4,000 Montgomery County, Pennsylvania,
         Industrial Development Authority
         Rev., Refunding, 1st Mtg. (The
         Meadowood Corp.).................    7.400  12/01/20    3,981,920
   4,000 New Hampshire, State Industrial
         Authority Rev....................   10.750  10/01/12    4,485,080
   3,420 New Hampshire, State Industrial
         Authority Rev. Public Service Co.
         of New Hampshire Project, Series
         A................................    7.650  05/01/21    3,629,236
   2,300 New Hampshire, State Industrial
         Authority Rev. Public Service Co.
         of New Hampshire Project, Series
         A................................    7.650  05/01/21    2,440,714
   1,850 New Hampshire, State Industrial
         Development Authority Rev.,
         Refunding........................    7.375  05/01/14    1,969,751
   4,930 Ohio, State Air Quality
         Development Authority Rev. Toledo
         Edison,
         Series B.........................    9.875  11/01/22    5,359,157
   2,000 Ohio, State Water Development
         Authority Pollution Control
         Facilities Rev., Series A........    8.000  10/01/23    2,157,740
   1,000 Parish of West Feliciana,
         Louisiana (Gulf State Utilities
         Project).........................    9.000  05/01/15    1,146,410
     500 Parish of West Feliciana,
         Louisiana (Gulf State Utilities
         Project) Series A................    7.500  05/01/15      541,315
   1,500 Sabine River Authority, Texas,
         Refunding (Texas Utilities Co.
         Project).........................    7.750  04/01/16    1,549,725
                                                              ------------
                                                                60,359,400
                                                              ------------
         PUBLIC IMPROVEMENTS 2.1%
   1,835 Antioch, California, Improvement
         Act 1915, Series E...............    7.125  09/02/16    1,837,055
   1,300 Emeryville, California...........    7.300  09/02/21    1,340,079
   1,250 Erlanger, Kentucky, Assessment
         Rev. (Public Improvement
         Project).........................    7.500  08/01/18    1,305,162
   2,200 Fresno, California, JT Powers
         Financing Authority, Local Agency
         Rev. Series B....................    6.750  09/02/01    2,300,782
     900 Fresno, California, JT Powers
         Financing Authority, Local Agency
         Rev. Series B....................    7.350  09/02/12      933,714
   1,500 Henderson, Nevada, Local
         Improvement Districts, Series B..    7.300  11/01/12    1,509,960
     960 Las Vegas, Nevada, Local
         Improvement Bonds Special
         Improvement District No. 404.....    7.300  11/01/09      985,334
     985 Las Vegas, Nevada, Local
         Improvement Bonds Special
         Improvement District No. 505
         (Elkhorn Springs)................    8.000  09/15/13    1,009,645
   2,000 Perris, California, Public
         Funding, Series D................    7.875  09/01/25    2,112,840
     100 Rancho Cucamonga, California,
         Community Facilities District....    8.000  09/01/20      106,312
   1,500 Rancho Cucamonga, California,
         Community Facilities District....    8.250  09/01/19    1,592,550
     500 Riverside County, California.....    7.400  09/02/09      515,805
   1,000 Riverside County, California.....    7.625  09/02/14    1,031,230
                                                              ------------
                                                                16,580,468
                                                              ------------
         SALES TAX REVENUE 5.3%
   1,000 Bedford Park, Illinois, Tax
         Increment Rev., Bedford City
         Project..........................    9.250  02/01/12    1,106,580
   1,500 Bedford Park, Illinois, Tax
         Increment Rev., Mark IV Project..    9.750  03/01/12    1,724,400
   3,000 Broadview, Illinois, Tax
         Increment Rev....................    8.250  07/01/13    3,339,930
   3,000 Crestwood, Cook County, Illinois,
         Tax Increment Rev................    7.250  12/01/08    3,053,460

                                       18
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                         Coupon  Maturity Market Value
--------------------------------------------------------------------------
 $   870 Delaware County, Pennsylvania,
         Authority Rev., 1st Mtg. (Riddle
         Village Project).................    8.750% 06/01/10 $    969,719
   2,800 Delaware County, Pennsylvania,
         Authority Rev., 1st Mtg. (Riddle
         Village Project).................    9.250  06/01/22    3,222,324
   1,965 Denver, Colorado, Urban Renewal
         Authority, Tax Increment Rev.....    8.500  05/01/16    2,166,354
     445 Detroit, Michigan, Location
         Development Finance Authority....    9.500  05/01/21      497,350
   1,315 Edgewater, Colorado,
         Redevelopment Rev. ..............    6.750  12/01/08    1,382,578
   1,000 Folsom, California, Community
         Facilities District #10..........    8.000  09/01/15    1,031,490
   4,000 Hodgkins, Illinois, Tax Increment
         Rev..............................    7.625  12/01/13    4,182,600
   1,500 Hodgkins, Illinois, Tax Increment
         Rev..............................    9.500  12/01/09    1,944,075
     500 Hodgkins, Illinois, Tax Increment
         Rev..............................    9.500  12/01/09      591,345
   1,500 Huntington Park, California,
         Series C.........................    7.600  09/01/18    1,590,255
   1,000 Moreno Valley, California,
         Special Tax Rev., Towngate
         Community Facilities District 87-
         1................................    7.125  10/01/23    1,028,560
   4,215 New York City, New York,
         Industrial Development Agency....    8.500  12/30/22    4,718,566
     500 Philadelphia, Pennsylvania,
         Parking Authority Rev............    8.750  03/01/05      505,265
   1,785 Philadelphia, Pennsylvania,
         Parking Authority Rev............    8.875  03/01/10    1,804,332
   1,250 Richmond, California, JT Powers
         Financing Authority, Improvement
         District No. 851 & No. 853,
         Series A.........................    7.400  09/02/19    1,289,013
   1,900 Round Lake Beach, Illinois, Tax
         Increment Rev., Series 1993......    7.200  12/01/04    2,009,459
     500 Round Lake Beach, Illinois, Tax
         Increment Rev., Series 1993......    7.500  12/01/13      516,680
   1,890 St. Louis, Missouri, Tax
         Increment Rev. (Scullin
         Redevelopment Area) Series A.....   10.000  08/01/10    2,305,687
                                                              ------------
                                                                40,980,022
                                                              ------------
         TRANSPORTATION 3.5%
   1,000 Chicago, Illinois, O'Hare
         International Airport, Special
         Facilities Rev. (American
         Airlines, Inc. Project)..........    8.200  12/01/24    1,163,070
     540 Chicago, Illinois, O'Hare
         International Airport, Special
         Facilities Rev. (American
         Airlines, Inc. Project) Series A.    7.875  11/01/25      591,716
   2,000 Chicago, Illlinois, Skyway
         Tollbridge Rev., Refunding.......    6.750  01/01/17    2,061,780
   3,000 Cleveland, Ohio, Parking
         Facilities Rev.,.................    8.000  09/15/12    3,222,360
   1,500 Dallas-Fort Worth, Texas,
         International Airport Facilities
         Improvement Corp. Rev., American
         Airlines, Inc....................    7.250  11/01/30    1,585,530
     500 Dallas-Fort Worth, Texas,
         International Airport Facilities
         Improvement Corp. Rev., American
         Airlines, Inc....................    7.500  11/01/25      531,285
   1,250 Dallas-Fort Worth, Texas,
         International Airport Facilities
         Improvement Corp. Rev., Delta
         Airlines, Inc....................    7.625  11/01/21    1,341,287
   7,625 Dayton, Ohio, Special Facilities
         Rev. (Emery Air Freight Corp.)
         Series A.........................   12.500  10/01/09    8,766,691
   2,400 Kenton County, Kentucky, Airport
         Board, Special Facilities, Rev.
         (Delta Airlines, Inc. Project)...    7.500  02/01/12    2,584,176
   1,195 Kenton County, Kentucky, Airport
         Board, Special Facilities, Rev.
         (Delta Airlines, Inc. Project)...    8.100  12/01/15    1,300,662
   4,000 New Jersey, Economic Development
         Authority Rev. (Holt Hauling)
         Series D.........................   10.250  09/15/14    4,242,360
                                                              ------------
                                                                27,390,917
                                                              ------------
         UTILITIES 3.8%
   1,500 Colton, California, Public
         Finance Authority................    7.500  10/01/20    1,533,735
     275 Fort Bend County, Texas,
         Refunding #25....................    8.000  10/01/15      297,280
     930 Hawaii County, Hawaii,
         Improvement District No. 17,
         Special Assessment-Kaloko
         Subdivision......................    9.500  08/01/11      998,606
   1,020 Massachusetts, State Industrial
         Finance Agency Rev...............    7.300  09/01/10    1,052,334
     915 Massachusetts, State Industrial
         Finance Agency Rev...............    7.600  09/01/17      939,888

                                       19
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon Maturity Market Value
-------------------------------------------------------------------------------
 $ 1,820 Massachusetts, State Industrial Finance
         Agency Rev.............................   7.750% 09/01/25 $  1,869,122
   1,500 Mill Creek, Illinois, Water Reclamation
         District, Rev..........................   8.000  03/01/10    1,542,180
   2,500 Mill Creek, Illinois, Water Reclamation
         District, Rev..........................   8.000  03/01/10    2,570,300
   4,110 New Hampshire, State Business Finance
         Authority, Electric Facilities Rev.
         (Plymouth Cogeneration Light Power)....   7.750  06/01/14    4,221,011
     975 New Jersey, Economic Development
         Authority Rev., 1st Mtg. (Millhouse
         Project) Series A......................   8.250  04/01/10      983,385
   2,060 New Jersey, Economic Development
         Authority Rev., 1st Mtg. (Millhouse
         Project) Series A......................   8.500  04/01/16    2,091,003
   2,000 New York, State Energy.................   7.150  12/01/20    2,066,920
   2,500 New York, State Energy Research &
         Development Authority, Electric
         Facilities Rev. (Long Island Lighting)
         Series B...............................   7.150  02/01/22    2,583,650
   2,000 New York, State Energy Research, Series
         A......................................   7.125  12/01/29    2,223,460
   1,530 Norco, California, Sewer and Water
         Rev., Refunding........................   7.200  10/01/19    1,600,074
     200 Northwest Harris County, Texas,
         Municipal Utility #22, Refunding,
         Combined Tax and Rev., Water Works and
         Sewer System...........................   8.000  10/01/15      233,686
   1,000 Pennsylvania, Economic Development
         Funding................................   7.600  12/01/20    1,120,450
   1,500 Pennsylvania, Economic Development
         Funding, Series A......................   9.250  01/01/22    1,594,665
                                                                   ------------
                                                                     29,521,749
                                                                   ------------
         WASTE DISPOSAL 1.3%
   1,750 Greater Detroit, Michigan, Resource
         Recovery Agency, Rev., Series C........   9.250  12/13/08    1,827,402
   1,500 Michigan State Strategic Fund, Rev.,
         Refunding (Genesee Power Station
         Project)...............................   7.500  01/01/21    1,551,285
   1,500 Parish of St. James, Louisana, Solid
         Waste Disposal Rev. (Kaiser Aluminum
         Project)...............................   7.750  08/01/22    1,628,040
   3,000 Port Walla Walla, Washington, Solid
         Waste Recycling Rev. (Ponderosa Fibres
         Project)...............................   9.125  01/01/26    3,088,140
   1,500 Rockdale County, Georgia, Development
         Authority Rev., Solid Waste Disposal
         (Visy Paper, Inc. Project).............   7.500  01/01/26    1,563,390
                                                                   ------------
                                                                      9,658,257
                                                                   ------------
         TOTAL MUNICIPAL BONDS (Cost $720,774,254)...............   757,529,737
                                                                   ------------
         MUNICIPAL VARIABLE RATE DEMAND
         NOTES+ 1.6%
   1,000 Hamilton County, Ohio, Series A........   3.800  03/01/17    1,000,000
     600 Jackson County, Mississippi, Pollution
         Control Rev............................   3.650  06/01/23      600,000
   1,100 Kansas City, Missouri, Hospital Rev....   3.850  10/15/14    1,100,000
     100 New York City, New York, Series 1993-
         A4.....................................   3.800  08/01/21      100,000
   2,880 New York, State Job Development
         Authority .............................   3.850  03/01/07    2,880,000
   6,800 North Carolina, Medical Care, Series
         1991-A.................................   3.800  10/01/20    6,800,000
     100 Pinal County, Arizona, Pollution
         Control Rev............................   3.800  12/01/09      100,000
                                                                   ------------
         TOTAL MUNICIPAL VARIABLE RATE DEMAND NOTES
         (Cost $12,580,000)......................................    12,580,000
                                                                   ------------
 TOTAL INVESTMENTS (Cost $733,354,254) 98.6%.....................   770,109,737
 OTHER ASSETS AND LIABILITIES, NET 1.4%..........................    11,200,989
                                                                   ------------
 NET ASSETS 100%.................................................  $781,310,726
                                                                   ------------

*Zero coupon bond
+Interest rates as of November 30, 1995
(1)Security is not expected to pay interest at the stated rate and accordingly interest is being accrued at a lesser interest rate.
(2)Security is non-income producing but is expected to pay interest at a lesser rate in January 1996. Valuation is based on information provided by brokers trading in this security.
Rev.--Revenue bond.

                                       20
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $733,354,254)................. $770,109,737
Interest receivable..............................................   18,979,845
Receivable for investments sold..................................    8,714,943
Receivable for Fund shares sold..................................    1,150,084
Other assets.....................................................       41,104
                                                                  ------------
  Total Assets...................................................  798,995,713
                                                                  ------------
LIABILITIES
Payable for investments purchased................................   13,373,138
Dividends payable................................................    2,408,690
Payable for Fund shares redeemed.................................      714,004
Due to Distributor...............................................      487,351
Due to Adviser...................................................      356,153
Bank overdraft...................................................       92,080
Due to shareholder service agent.................................       68,874
Deferred Trustees' compensation..................................       12,769
Accrued expenses.................................................      171,928
                                                                  ------------
  Total Liabilities..............................................   17,684,987
                                                                  ------------
NET ASSETS, equivalent to $11.18 per share for Class A and Class
B shares, and $11.17 per share for Class C shares................ $781,310,726
                                                                  ------------
NET ASSETS WERE COMPRISED OF
Shares of beneficial interest, at par; 46,185,017 Class A,
 20,927,094 Class B, and 2,789,400 Class C shares outstanding.... $    699,015
Capital surplus..................................................  775,046,087
Accumulated net realized loss on securities......................  (31,216,640)
Net unrealized appreciation of securities........................   36,755,483
Undistributed net investment income..............................       26,781
                                                                  ------------
NET ASSETS....................................................... $781,310,726
                                                                  ------------

                                       21
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended November 30, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest........................................................... $54,510,588
                                                                    -----------
EXPENSES
Management fees....................................................   3,906,255
Shareholder service agent's fees and expenses......................     767,467
Accounting services................................................     158,098
Service fees--Class A..............................................   1,172,671
Distribution and service fees--Class B.............................   2,037,581
Distribution and service fees--Class C.............................     250,107
Trustees' fees and expenses........................................      25,934
Audit fees.........................................................      31,200
Custodian fees.....................................................      19,644
Legal fees.........................................................      13,725
Reports to shareholders............................................      63,025
Registration and filing fees.......................................     104,167
Miscellaneous......................................................      19,353
Management fee waiver (see Note 2).................................      (8,371)
                                                                    -----------
  Total expenses...................................................   8,560,856
                                                                    -----------
NET INVESTMENT INCOME..............................................  45,949,732
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized loss on securities
 Investments.......................................................  (5,961,075)
 Futures contracts.................................................  (5,210,431)
Net unrealized appreciation of securities during the period
 Investments.......................................................  56,193,402
 Futures contracts.................................................     506,300
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  45,528,196
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $91,477,928
                                                                    -----------

                                       22
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                     Year Ended November 30
                                                    --------------------------
                                                        1995          1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period.................... $585,718,311  $512,768,709
                                                    ------------  ------------
OPERATIONS
 Net investment income.............................   45,949,732    37,931,627
 Net realized loss on securities...................  (11,171,506)   (6,750,830)
 Net unrealized appreciation (depreciation) of se-
  curities during the period.......................   56,699,702   (31,271,797)
                                                    ------------  ------------
  Increase (decrease) in net assets resulting from
     operations....................................   91,477,928       (91,000)
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME
 Class A...........................................  (32,309,178)  (29,486,022)
 Class B...........................................  (12,327,837)   (8,334,914)
 Class C...........................................   (1,507,847)     (399,671)
                                                    ------------  ------------
                                                     (46,144,862)  (38,220,607)
                                                    ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
  Class A..........................................  128,111,398    98,704,070
  Class B..........................................   77,416,914    70,654,239
  Class C..........................................   16,851,852    15,954,972
                                                    ------------  ------------
                                                     222,380,164   185,313,281
                                                    ------------  ------------
 Proceeds from shares issued for distributions re-
  invested
  Class A..........................................   13,570,942    11,857,412
  Class B..........................................    5,256,068     3,702,608
  Class C..........................................      825,878       230,780
                                                    ------------  ------------
                                                      19,652,888    15,790,800
                                                    ------------  ------------
 Cost of shares redeemed
  Class A..........................................  (67,504,220)  (78,622,401)
  Class B..........................................  (20,990,727)  (10,751,774)
  Class C..........................................   (3,278,756)     (468,697)
                                                    ------------  ------------
                                                     (91,773,703)  (89,842,872)
                                                    ------------  ------------
  Increase in net assets resulting from capital
     transactions..................................  150,259,349   111,261,209
                                                    ------------  ------------
  INCREASE IN NET ASSETS...........................  195,592,415    72,949,602
                                                    ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $26,781 and $221,911).... $781,310,726  $585,718,311
                                                    ------------  ------------

                                       23
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                     Class A
                                        --------------------------------------
                                              Year Ended November 30
                                        --------------------------------------
                                          1995    1994    1993    1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period... $10.44  $11.19  $10.95  $10.78  $10.72
                                        ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................    .85     .87    .931     .93    .885
 Expenses..............................   (.11)   (.11) (.1178)  (.115)  (.115)
                                        ------  ------  ------  ------  ------
Net investment income..................    .74     .76   .8132    .815     .77
Net realized and unrealized gains or
 losses on securities..................  .7475   (.744)  .2303    .195     .13
                                        ------  ------  ------  ------  ------
Total from investment operations....... 1.4875    .016  1.0435    1.01     .90
                                        ------  ------  ------  ------  ------
DISTRIBUTIONS FROM NET INVESTMENT IN-
 COME.................................. (.7475)  (.766) (.8035)   (.84)   (.84)
                                        ------  ------  ------  ------  ------
Net asset value, end of period ........ $11.18  $10.44  $11.19  $10.95  $10.78
                                        ------  ------  ------  ------  ------
TOTAL RETURN (/1/)..................... 14.65%    .10%   9.65%   9.77%   8.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)... $516.3  $411.1  $408.0  $309.5  $225.3
Average net assets (millions).......... $472.4  $419.5  $357.8  $257.5  $220.5
Ratios to average net assets (/2/)
 Expenses..............................   .98%   1.02%   1.03%   1.07%   1.06%
 Expenses, without waiver..............   .98%      --      --      --      --
 Net investment income.................  6.81%   6.98%   7.13%   7.45%   7.20%
 Net investment income, without waiver.  6.81%      --      --      --      --
Portfolio turnover rate................    26%     33%     27%     24%     20%

(1) Total return does not consider the effect of sales charges.
(2) See Note 2.

                                       24
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                         Class B                             Class C
                          ----------------------------------------  --------------------------
                                                          July 20,                December 10,
                                                         1992(/2/)                   1993(/2/)
                           Year Ended November 30          through    Year Ended       through
                          --------------------------  November 30,  November 30,  November 30,
                             1995    1994  1993(/1/)     1992(/1/)          1995     1994(/1/)
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, begin-
 ning of period.........   $10.43  $11.18     $10.96        $11.08        $10.42        $11.29
                          -------  ------     ------        ------       -------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment income......      .85     .87      .8905           .35           .85           .81
 Expenses...............     (.19)   (.19)    (.1986)         (.08)         (.19)         (.18)
                          -------  ------     ------        ------       -------        ------
Net investment income...      .66     .68      .6919           .27           .66           .63
Net realized and
 unrealized gains or
 losses on securities...    .7535   (.748)     .2476        (.1122)        .7535        (.8363)
                          -------  ------     ------        ------       -------        ------
Total from investment
 operations.............   1.4135   (.068)     .9395         .1578        1.4135        (.2063)
                          -------  ------     ------        ------       -------        ------
DISTRIBUTIONS FROM NET
 INVESTMENT INCOME......   (.6635)  (.682)    (.7195)       (.2778)       (.6635)       (.6637)
                          -------  ------     ------        ------       -------        ------
Net asset value, end of
 period.................   $11.18  $10.43     $11.18        $10.96        $11.17        $10.42
                          -------  ------     ------        ------       -------        ------
TOTAL RETURN (/3/)......   13.89%   (.76%)     8.84%         1.45%        13.79%        (1.80%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (millions)......   $233.9  $159.3     $104.8         $21.0         $31.1         $15.3
Average net assets
 (millions).............   $203.8  $133.6      $54.9         $13.4         $25.0          $6.7
Ratios to average net
 assets
 (annualized)(/4/)
 Expenses...............    1.73%   1.77%      1.77%         1.71%         1.72%         1.75%
 Expenses, without
  waiver................    1.73%     --         --            --          1.72%           --
 Net investment income..    6.03%   6.19%      6.15%         5.88%         5.98%         6.07%
 Net investment income,
  without waiver........    6.03%     --         --            --          5.98%           --
Portfolio turnover rate.      26%     33%        27%           24%           26%           33%

(1) Based on average month-end shares.
(2) Commencement of offering of sales.
(3) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales charges.
(4) See Note 2.

                                       25
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Tax-Exempt Trust--High Yield Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Municipal bonds are valued at the most recently quoted bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers and an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  The Fund's investments include lower rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 80% of the Fund's investment portfolio at the end of the period.
  Issuers of certain securities owned by the Fund may have obtained insurance guaranteeing their timely payment of principal at maturity and interest. The insurance reduces credit risk but not market risk of the security.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. ("The Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the market price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains and losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required because the Fund has elected to be taxed as "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforwards of $30.9 million at November 30, 1995 may be utilized to offset future capital gains until expiration from 1996 through 2003. Approximately 21% of the capital loss carryforwards may expire in 1996. Additionally, approximately $280,000 of financial statement capital losses are deferred for tax purposes to the 1996 fiscal year.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Interest income is accrued daily.

--------------------------------------------------------------------------------

F. DIVIDENDS AND DISTRIBUTIONS-The Fund declares dividends from net investment income on each business day. The Fund intends to continue to invest principally in tax-exempt obligations sufficient in amount to qualify it to pay "exempt-interest dividends" as defined in the Internal Revenue Code.
  The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts and all premiums are amortized over the life of the security. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

H. WHEN-ISSUED SECURITIES-Delivery and payment for securities purchased on a when-issued basis may take place up to 45 days after the date of the transaction. The securities purchased are subject to market fluctuation during this period. To meet the payment obligations, sufficient cash or liquid securities equal to the amount that will be due are set aside with the custodian.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as the investment manager of the Fund. Management fees are paid monthly, based on the aggregate average daily net assets of the Fund at an annual rate of .60% of the first $300 million of the average daily net assets,
 .55% of the next $300 million, and .50% of the amount in excess of $600 million. The Adviser has voluntarily agreed to waive all management fees in excess of .5518% of the Fund's average daily net assets from October 1, 1995 through December 31, 1996.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. For the period these charges included $15,590 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services. These services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period such fees aggregated $648,335.
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $399,162 and $173,684, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution plans, each class of shares pays up to .25% per annum of its average daily net assets to reimburse the Distributor for expenses and service fees incurred. Class B and Class C shares pay an additional distribution fee of up to .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses by the Distributor under the Class B and Class C plans aggregated approximately $8.7 million and $161,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $9,988 were for services rendered by O'Melveny & Myers, counsel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer, and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $313,084,052 and $174,290,201, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period, was $733,359,754. Net unrealized appreciation of investments aggregated $36,749,983, gross unrealized appreciation of investments aggregated $41,055,004, and gross unrealized depreciation of investments aggregated $4,305,021.

--------------------------------------------------------------------------------
  During the period, the cost of purchases and proceeds from sales of investments resulting from transactions between the Fund and other investment companies advised by the Adviser were $100,000 and $3,000,000, respectively.
  Such transactions were at current market prices on the dates of the transac-tions for cash payment against prompt delivery, with no brokerage commissions. The sales transactions did not result in a net realized gain or loss to the Fund.

NOTE 4--TRUSTEE COMPENSATION
Fund Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,562 plus a fee of $45 per day for the Board and Committee meetings attended. During the period, such fees aggregated $22,889.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of obligations under the Plan, by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred basis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of a higher distribution services fee and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of $.01 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended November
                                                                  30
                                                         ----------------------
                                                               1995        1994
     ---------------------------------------------------------------------------
      Shares sold
       Class A.......................................... 11,754,020   9,122,951
       Class B..........................................  7,098,582   6,562,885
       Class C..........................................  1,551,140   1,487,816
                                                         ----------  ----------
                                                         20,403,742  17,173,652
                                                         ----------  ----------
      Shares issued for distributions reinvested
       Class A..........................................  1,242,463   1,092,261
       Class B..........................................    481,085     342,025
       Class C..........................................     75,559      21,563
                                                         ----------  ----------
                                                          1,799,107   1,455,849
                                                         ----------  ----------
      Shares redeemed
       Class A.......................................... (6,209,642) (7,290,648)
       Class B.......................................... (1,925,903)   (999,142)
       Class C..........................................   (303,107)    (43,571)
                                                         ----------  ----------
                                                         (8,438,652) (8,333,361)
                                                         ----------  ----------
      Increase in shares outstanding.................... 13,764,197  10,296,140
                                                         ----------  ----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On July 31, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL TAX EXEMPT TRUST--HIGH YIELD MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Tax Exempt Trust--High Yield Municipal Fund (the "Fund") at November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 15, 1996

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE

*Chairman of the Board

OFFICERS

DON G. POWELL
President

CURTIS W. MORELL
Vice President and Treasurer

WAYNE D. GODLIN
DENNIS J. MCDONNELL
ROBERT C. PECK, JR.
JOSEPH A. PIRARO
PAUL R. WOLKENBERG
Vice Presidents

TANYA M. LODEN
Vice President and Controller

RONALD A. NYBERG
Vice President and Secretary

NICHOLAS DALMASO
HUEY P. FALGOUT, JR.
SCOTT E. MARTIN
WESTON B. WETHERELL
Assistant Secretaries

PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02110

COUNSEL

O'MELVENY & MYERS
400 South Hope Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

(C)Van Kampen American Capital Distributors, Inc., 1995
 All rights reserved.

SMdenotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospective investors after 03/31/96, this annual report must be accompanied by a Van Kampen American Capital Tax-Exempt Trust--High Yield Municipal Fund performance data update for the most recent quarter.

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND


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